UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 5, 2007 (January 25, 2007)

IRISH MAG, INC.
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(Exact name of registrant as specified in its charter)

Florida	333-132119	59-1944687
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Unit D, Block 2, Tian An Cyber Park
Chengongmiao, Shenzhen, Guangdong, 518040
People’s Republic of China
(Address of Principal Executive Offices)

(+86) 755 -8835-2899
Registrant’s Telephone Number, Including Area Code

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION

On December 1, 2006, the board of directors of Irish Mag, Inc. (the “Company”) and Mr. Jiang Huai Lin, the record holder 68.83% of the Company’s issued and outstanding common stock, approved, by written consents, an amendment of the Company’s Articles of Incorporation (the “Amendment”) to change the Company’s name to “China Public Security Technology, Inc.”

On January 25, 2007 the Amendment was filed with the Secretary of State of the State of Florida and became effective. The Company’s new CUSIP number for its common stock is 16942F103. The Company has notified the National Association of Securities Dealers, Inc. (NASD) of its name change and is awaiting notification of its new trading symbol on the over-the-counter electronic bulletin board maintained by NASD. A copy of the certified Amendment is attached to this report as Exhibit 3.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

3.1	Certificate of Amendment to Certificate of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRISH MAG, INC.

By:	/s/ Jiang Huai Lin
Jiang Huai Lin
Chairman and Chief Executive Officer

Dated: February 5, 2007

EXHIBIT INDEX

Number	Description

3.1	Certificate of Amendment to Certificate of Incorporation